SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K / A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 7, 2005

Optimal Group Inc.
(Exact Name of Registrant as Specified in its Charter)

Canada
(State or Other Jurisdiction of Incorporation)

0-28572	98-0160833
(Commission File Number)	(IRS Employer Identification No.)

3500 de Maisonneuve Blvd. West, 2 Place Alexis-Nihon, Suite 1700, Montreal, Quebec, Canada H3Z 3C1
(Address of Principal Executive Offices, Including Zip Code)

(514) 738-8885
(Registrant’s Telephone Number, Including Area Code)

This Amendment No. 1 to the Current Report on Form 8-K of Optimal Group Inc. (the "Registrant") amends and restates in its entirety the Current Report on Form 8-K of the Registrant, dated November 7, 2005, and filed with the Securities and Exchange Commission on November 7, 2005 (the "Initial Report").  This Amendment No. 1 is being filed to correct an inadvertent error contained in Annex B to the press release attached to the Initial Report as Exhibit 99 thereto.  The heading of the table in Annex B to the press release attached as Exhibit 99 has been changed from “(expressed in thousands of U.S. dollars)” to “(expressed in millions of U.S. dollars).”  No other revisions have been made.

ITEM 7.01 REGULATION FD DISCLOSURE

On November 7, 2005, the registrant issued a press release. A copy of the press release is attached hereto as Exhibit 99. The information furnished under Item 7.01 of this Current Report on Form 8-K/A, including Exhibit 99, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 7, 2005

Optimal Group Inc. (Registrant) By: /s/ Holden Ostrin Holden Ostrin Co-Chairman
Exhibit Index
Exhibit 99	Press Release dated November 7, 2005